                                                                    EXHIBIT 10.5

 THIS WARRANT AND THE SHARES OF COMMON STOCK THAT ARE ISSUABLE UPON EXERCISE OF THE WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED
   UNLESS SUCH TRANSFER IS REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION
   RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO IT TO THE
        EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                WARRANT TO PURCHASE 50,000 SHARES OF COMMON STOCK

                            REPRESENTATIVE'S WARRANT

                             Dated: _________, 2002

        THIS CERTIFIES THAT ____________________ (herein sometimes called the "Holder" or the "Representative") is entitled to purchase from INTRA-ASIA ENTERTAINMENT CORPORATION, a Delaware corporation (the "Company"), at the price and during the period as hereinafter specified, up to 50,000 shares (the "Shares") of common stock, $0.001 par value per share (the "Common Stock"), at a purchase price of $____ per share (165% of the initial public offering price), subject to adjustment as described below, at any time during the four-year period commencing one (1) year from the effective date of the Registration Statement (as defined herein) (the "Effective Date").

        This Representative's Warrant (the "Representative's Warrant") is issued pursuant to an Underwriting Agreement among the Company and WESTPARK CAPITAL, INC. and I-BANKERS SECURITIES, INC. (the "Underwriting Agreement"), as Representatives of the several Underwriters set forth in Schedule I to said Underwriting Agreement, in connection with a public offering, through the Representatives, of 1,000,000 shares of Common Stock as therein described (and up to 150,000 additional shares of Common Stock covered by an over-allotment option granted by the Company to the Underwriters), and in consideration of $_____ received by the Company for this Representative's Warrant. Except as specifically otherwise provided herein, the Shares issued pursuant to this Representative's Warrant shall bear the same terms and conditions as described under the caption "Description of Capital Stock" in the Registration Statement on Form S-1, File No. 333-74334, as amended (the "Registration Statement"), except that the Holder shall have registration rights under the Securities Act of 1933, as amended (the "Act"), for the Shares issuable pursuant to this Representative's Warrant as more fully described in paragraph 6 herein.

        Pursuant to the Underwriting Agreement, the Company has concurrently herewith issued to _________________ a warrant (the "Second Representative's Warrant") to purchase from the Company up to 50,000 shares (the "Second Representative's Shares") of Common Stock at a purchase price of $____ per share (165% of the initial public offering price), subject to adjustment as described therein, at any time during the four-year period commencing one (1) year from the Effective Date.

        1. The rights represented by this Representative's Warrant shall be exercised at the price set forth in the first paragraph hereof subject to adjustment in accordance with paragraph 8 hereof (the "Exercise Price"), and during the periods as follows:

                (a) During the period from the Effective Date to and through _________, 2003 (the "First Anniversary Date"), inclusive, the Holder shall have no right to purchase any Shares hereunder.

                (b) At any time and from time to time between ___________, 2003 and ___________, 2007, (the expiration of five (5) years from the Effective Date, i.e. the "Expiration Date") inclusive, the Holder shall have the right to purchase Shares hereunder at the Exercise Price.

                (c) After the Expiration Date, the Holder shall have no right to purchase all or any portion of the Shares hereunder.

        2. (a) The rights represented by this Representative's Warrant may be exercised at any time within the periods above specified, in whole or in part, by (i) the surrender of this Representative's Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); (ii) payment to the Company of the exercise price then in effect for the number of Shares specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any; and (iii) delivery to the Company of a duly executed agreement signed by the person(s) designated in the purchase form to the effect that such person(s) agree(s) to be bound by the provisions of paragraph 6 and subparagraphs (b), (c) and (d) of paragraph 7 hereof. This Representative's Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Representative's Warrant is surrendered and payment is made in accordance with the foregoing provisions of this paragraph 2, and the person or persons in whose name or names the certificates for the Shares shall be issuable upon such exercise shall become the holder or holders of record of such Shares at that time and date. The Shares and the certificates for the Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding ten (10) business days, after the rights represented by this Representative's Warrant shall have been so exercised. The Company shall not be required to issue fractional Shares on exercise of this Representative's Warrant, and this Representative's Warrant may not be exercised for fewer than 100 Shares unless fewer than 100 Shares remain subject to this Representative's Warrant, in which case it must be exercised in full.

                (a) Notwithstanding anything to the contrary contained in paragraph 2(a), the Holder may elect to exercise this Representative's Warrant in whole or in part on a "cashless exercise basis" by receiving Shares equal to the value (as determined below) of this Representative's Warrant, or any part hereof, upon surrender of the Representative's Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                                   X = Y(A-B)
                                       ------
                                         A

        Where

        X = the number of Shares to be issued to the Holder;

        Y = the number of Shares issuable upon exercise of this Representative's Warrant;

        A = the current fair market value of one share of Common Stock;

        B = the Exercise Price of the Representative's Warrant;

        As used herein, current fair market value of Common Stock shall mean with respect to each share of Common Stock the average of the closing prices of the Common Stock sold on the principal national securities exchanges on which the Common Stock is at the time admitted to trading or listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest ask price on such day as reported by American Stock Exchange, or any similar organization if the American Stock Exchange is no longer reporting such information, either (i) on the date which the form of election is deemed to have been sent to the Company (the "Notice Date") or (ii) over a period of five (5) trading days preceding the Notice Date, whichever of (i) or (ii) is greater. If on the date for which current fair market value is to be determined the Common Stock is not listed on any securities exchange or quoted in the American Stock Exchange or the over-the-counter market, the current fair market value of Common Stock shall be the highest price per share which the Company could then obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a binding agreement for a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Stock shall be deemed to be the value to be received by the holders of the Common Stock for each share thereof pursuant to the Company's acquisition.

        3. This Representative's Warrant shall not be sold, assigned, hypothecated or otherwise transferred for a period of one year commencing on the Effective Date except that it may be transferred (i) to a successor of the Holder by merger or consolidation, and may be assigned in whole or in part to any person who is an officer of the Holder or to any members of the selling group and/or the officers or partners thereof during such period and (ii) to any member of the underwriting syndicate. This Representative's Warrant must be executed immediately upon its transfer at any time after one year from the Effective Date, and if not so executed, shall lapse. Any such assignment shall be effected by the Holder by (i) executing the form of assignment at the end hereof and (ii) delivering the assignment to the Company (with the signature of the transferee on the assignment agreeing to be bound by this Representative's Warrant) and surrendering this Representative's Warrant for cancellation at the office or agency of the Company referred to in paragraph 2 hereof, accompanied by a signed certificate (signed by an officer of the Holder if the Holder is a corporation) stating that each transferee is a permitted transferee under this paragraph 3; whereupon the Company shall issue, in the name or names specified by the Holder (including the Holder), a new Representative's Warrant or Warrants of like tenor and representing in the aggregate rights to purchase the same number of Shares as are purchasable hereunder at such time. Any such transferee shall be bound by all of the terms and conditions of this Representative's Warrant and, unless the context indicates otherwise, the term Holder as used herein shall apply to such permitted transferee. Notwithstanding anything to the contrary herein, the Holder (including any transferee) represents and warrants to, and agrees with, the Company that neither this Representative's Warrant nor any of the Shares will be sold, assigned, hypothecated or otherwise transferred by such Holder or transferee unless such transaction is registered and qualified under applicable federal and state securities laws or unless such transaction is exempt from registration and qualification. The Company shall not be obligated to register any such transfer on its books unless it receives satisfactory evidence that such transfer has been registered and qualified under applicable federal and state securities laws or is exempt from such registration and qualification. Each certificate evidencing Shares shall bear a restrictive legend that is substantially similar to the legend at the forepart of this Representative's Warrant unless such Shares are issued pursuant to an effective registration statement under the Act or, in the opinion of counsel to the Company, such legend is not required under applicable securities laws.

        4. The Company covenants and agrees that all Shares which may be purchased hereunder will, upon issuance and delivery against payment therefor of the requisite purchase price, be duly and validly issued, fully paid and nonassessable. The Company further covenants and agrees that, during the periods within which this Representative's Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of this Representative's Warrant.

        5. This Representative's Warrant shall not entitle the Holder to any voting rights or other rights, including, without limitation, notice of meetings or other actions or receipt of dividends, as a stockholder of the Company.

        6. (a) The Company shall advise the Holder (including its permitted transferees), whether the Holder holds this Representative's Warrant or has exercised this Representative's Warrant and holds Shares, by written notice at least four weeks prior to the filing of any new registration statement under the Act, or the filing of a notification on Form 1-A under the Act for a public offering of securities, covering any securities of the Company, for its own account or for the account of others, except for any registration statement filed on Form S-4 or S-8 (or other comparable or successor form) and except for any other registration statement on a form that does not include substantially the same information as would be required to be included in a registration statement filed under paragraph 6(b), and will, during the four (4) year period beginning one (1) year after the Effective Date, upon the request of the Holder received in writing by the Company within ten (10) days after delivery of the Company's notice, include in any such new registration statement (or notification as the case may be) such information as may be required to permit a public offering of all or any of the Shares underlying this Representative's Warrant, including Shares previously issued thereunder (the "Registrable Securities"). The delivery by the Holder of any such notice shall not constitute a demand made pursuant to paragraph 6(b). The Company shall supply prospectuses and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities, use its reasonable efforts to register and qualify any of the Registrable

Securities for sale in such states (i) as such Holder designates and (ii) with respect to which the Company obtained a qualification in connection with its initial public offering; and do any and all other acts and things which may be necessary or reasonably desirable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities, all at no expense to the Holder or the Representative (other than sales commissions, underwriting or brokerage discounts or commissions, or other expenses of such sale, and other than the fees and expenses of counsel and other advisers retained by the Holder), and furnish indemnification in the manner provided in paragraph 7 hereof. The Holder shall furnish information and indemnification as set forth in paragraph 7.

                (b) At any time during the four (4) year period beginning one
(1) year after the Effective Date, a 50% Holder (as defined below) may request, on one (but only one) occasion, that the Company register under the Act any and all of the Registrable Securities held by such 50% Holder, at the Company's expense. Upon the receipt of any such notice, the Company will promptly, but no later than sixty (60) days after receipt of such notice, file a post-effective amendment to the current Registration Statement or a new registration statement pursuant to the Act so that such designated Registrable Securities may be publicly sold under the Act as promptly as practicable thereafter and the Company will use reasonable efforts to cause such registration to become and remain effective (including the taking of such reasonable steps as are necessary to obtain the removal of any stop order) within 120 days after the receipt of such notice, provided, that such Holder shall furnish the Company with appropriate information in connection therewith as the Company may reasonably request in writing. The 50% Holder may, at its option, request the registration of any of the Shares underlying this Representative's Warrant in a registration statement made by the Company as contemplated by paragraph 6(a) or in connection with a request made pursuant to this paragraph 6(b) prior to acquisition of the Shares issuable upon exercise of this Representative's Warrant. The 50% Holder may, at its option, request such registration statement during the described period with respect to the Shares and such registration rights may be exercised by the 50% Holder prior to or subsequent to the exercise of this Representative's Warrant. Within ten days after receiving any such notice pursuant to this paragraph 6(b), the Company shall give notice to any other Holders of this Representative's Warrant and to the holder(s) of the Second Representative's Warrant, advising that the Company is proceeding with such registration statement and offering to include therein the Shares underlying that part of this Representative's Warrant held by the other Holders and Second Representative's Shares, provided that they shall furnish the Company with such appropriate information (relating to the intentions of such Holders and the holders of the Second Representative's Warrant) in connection therewith as the Company shall reasonably request in writing. All costs and expenses of the post-effective amendment or a new registration statement shall be borne by the Company, except that the Holder(s) shall bear the fees of their own counsel and any other advisors retained by them and any underwriting or brokerage discounts or commissions applicable to any of the securities sold by them. The Company will use its reasonable efforts to maintain such registration statement current under the Act for a period of at least 270 days from the effective date thereof. The Company shall supply prospectuses, and such other documents as the Holder(s) may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities, use its reasonable efforts to register and qualify any of the Registrable Securities for sale in such states
(i) as such Holder(s) designate and (ii) with respect to which the Company obtained a qualification in connection with its initial public offering and furnish indemnification in the manner provided in paragraph 7 hereof.

Notwithstanding the foregoing, (i) the Company shall not be required to file or include in any registration statement under paragraph 6(a) or 6(b) any Registrable Securities which in the opinion of counsel to the Company (which opinion is reasonably acceptable to counsel to the Representative) would be saleable immediately without restriction under Rule 144 (or its successor) if this Representative's Warrant has been exercised or remains subject to being exercised pursuant to paragraph 2(b) herein, and (ii) the Company shall not be required to file a registration statement under this paragraph (b) unless at least fifty percent (50%) of the aggregate number of shares of Common Stock underlying this Representative's Warrant and the Second Representative's Warrant (including previously issued shares pursuant thereto) are included in such registration statement.

                (c) The term "50% Holder" as used in this paragraph 6 shall mean the holder(s) of at least 50% of the aggregate number of (i) Shares underlying (or previously issued pursuant to) this Representative's Warrant and (ii) Second Representative's Shares underlying (or previously issued pursuant to) the Second Representative's Warrant. The exercise of a demand registration right under the Second Representative's Warrant shall be deemed to constitute the exercise of the one demand registration right that is permitted under paragraph 6(b) of this Representative's Warrant, and no further exercise of a registration right under paragraph 6(b) of this Representative's Warrant shall be permitted (unless the Company fails to provide the notice to the Holder (and permitted transferees) as required by paragraph 6(a)).

                (d) Notwithstanding anything to the contrary in this Representative's Warrant, no Holder shall be entitled to exercise any registration right provided for in this paragraph 6 after the earlier to occur of the fifth anniversary of the Effective Date or such time as Rule 144 under the Act or another similar exemption under the Act is available for the sale of all of such Holder's Shares (including Shares issuable upon exercise of this Representative's Warrant) during a three-month period without registration under the Act.

                (e) Notwithstanding anything to the contrary in this Representative's Warrant, in connection with any offering involving an underwriting of the Company's securities, the Company shall not be required under paragraph 6(a) to include any of the Holder's Shares in such underwriting unless the Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders).

                (f) Notwithstanding anything to the contrary in this Representative's Warrant, if the Company shall furnish to the 50% Holder requesting a registration statement pursuant to paragraph (b) a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than forty-five (45) days after receipt of the request of the 50% Holder.

        7. (a) Whenever pursuant to paragraph 6 a registration statement relating to any Shares issued upon exercise of this Representative's Warrant is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each Holder of the securities covered by such registration statement, amendment or supplement (such Holder being hereinafter called the "Distributing Holder"), and each person, if any, who controls (within the meaning of the Act) the Distributing Holder, and each underwriter (within the meaning of the Act) of such securities and each person, if any, who controls (within the meaning of the Act) any such underwriter, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder, any such controlling person or any such underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement as declared effective or any final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and, subject to paragraph 7(d), will reimburse the Distributing Holder or such controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder or any other Distributing Holder for use in the preparation thereof.

                (b) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said registration statement, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof; and, subject to paragraph 7(d), will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

                (c) Within ten (10) days after receipt by an indemnified party under this paragraph 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party written notice of the commencement thereof. The indemnified party's failure to give such timely notice will relieve the indemnifying party of all liability under this paragraph 7 only to the extent that the indemnifying party is prejudiced by such failure and, in any case, the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this paragraph 7.

                (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this paragraph 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense or investigation thereof. In no event shall the indemnifying party be liable for any amounts paid in settlement of any action unless the indemnifying party has approved the terms of such settlement, provided that such consent shall not be unreasonably withheld.

        8. The Exercise Price in effect at the time and the number and kind of securities purchasable upon the exercise of this Representative's Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                (a) In case the Company shall (i) pay a stock dividend or make any other distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, or (iv) enter into any transaction whereby the outstanding shares of Common Stock of the Company are at any time changed into or exchanged for a different number or kind of shares or other security of the Company or of another corporation through reorganization, merger, consolidation, liquidation or recapitalization, then appropriate adjustments in the number of Shares (or other securities for which such Shares have previously been exchanged or converted) subject to this Representative's Warrant shall be made and the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization shall be proportionately adjusted so that the Holder of this Representative's Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares of Common Stock which, if this Representative's Warrant had been exercised by such Holder immediately prior to such date, he would have been entitled to receive upon such dividend, distribution, subdivision, combination, reclassification, reorganization, merger, consolidation, liquidation or recapitalization. For example, if the Company makes a 2 for 1 stock distribution and the Exercise Price hereof immediately prior to such event was $11.55 per Share and the number of Shares issuable upon exercise of this Representative's Warrant was 50,000, the adjusted Exercise Price immediately after such event would be $5.78 per Share and the adjusted number of Shares issuable upon exercise of this Representative's Warrant would be 100,000. Such adjustment shall be made successively whenever any event listed above shall occur.

                (b) If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the current market price per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:

                                       O  + N x P
                                            -----
                             E'  = E x      M
                                       ---------
                                         O + N

        where:

        E' = the adjusted Exercise Price.

        E = the current Exercise Price.

        O = the number of shares of Common Stock outstanding on the record date.

        N = the number of additional shares of Common Stock offered.

        P = the offering price per share of the additional shares.

        M = the current market price per share of Common Stock on the record date.

        The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

                (c) If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities, assets or other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

                             E'  = E x M - F
                                       -----
                                         M

        where:

        E' = the adjusted Exercise Price.

        E = the current Exercise Price.

        M = the current market price per share of Common Stock on the record date mentioned below.

        F = the fair market value on the record date of the assets, securities, rights or warrants applicable to one share of Common Stock. The Board of Directors shall determine the fair market value.

        The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

        This subsection (c) does not apply to cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles.

                (d) Whenever the Exercise Price payable upon exercise of this Representative's Warrant is adjusted pursuant to subparagraphs (b) or (c) above, the number of Shares purchasable upon exercise of this Representative's Warrant shall simultaneously be adjusted by multiplying the number of Shares issuable upon exercise of this Representative's Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                (e) For the purpose of any computation under this Representative's Warrant, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices of the Common Stock for the last ten consecutive business days before such date or, if closing prices are not reported, the average of the last reported bid and asked prices for the last ten consecutive business days before such date, in either case as reported on the principal national securities exchange on which the Common Stock is admitted to trading or listed or, if not listed or admitted to trading on such exchange, the average of the highest reported bid and lowest reported asked prices as reported by the American Stock Exchange or SmallCap Market or OTC Bulletin Board, as applicable. If prices of the Common Stock are not reported on any of the foregoing exchanges or market systems, then the fair market price shall be determined by the Board of Directors in good faith.

                (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this subparagraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this paragraph 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this paragraph 8 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this paragraph 8, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of

Common Stock, hereafter made by the Company shall not result in any Federal income tax liability to the holders of the Common Stock or securities convertible into Common Stock.

                (g) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of this Representative's Warrant to be mailed to the Holder, at its address set forth herein, and shall cause a certified copy thereof to be mailed to the Company's transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this paragraph 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

                (h) In the event that at any time, as a result of an adjustment made pursuant to the provisions of this paragraph 8, the Holder of this Representative's Warrant thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Representative's Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (a) to (f), inclusive, above.

        9. This Representative's Warrant shall be governed by and in accordance with the laws of the State of California without regard to conflict of laws provision.

        10. In case of any consolidation of the Company with, or merger of the Company into, any other entity, then adequate provision will be made whereby the Holder will have the right to acquire and receive upon exercise of this Representative's Warrant the kind and amount of securities, cash or other assets that he would have received after the happening of such merger or consolidation had this Representative's Warrant been exercised immediately prior to such merger or consolidation. In any such case, the Company will make appropriate provision to insure that the provisions of this paragraph 10 will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Representative's Warrant. The Company will not effect any such consolidation or merger unless, prior to the consummation thereof, the Company has obtained the written agreement of the successor entity (if other than the Company) to assume by written instrument the obligations under this Representative's Warrant and the obligations to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire. This Warrant will be binding upon any entity succeeding to the Company by merger or consolidation.

        IN WITNESS WHEREOF, the Company has caused this Representative's Warrant to be signed by its duly authorized officer, and this Representative's Warrant to be dated ____________, 2002.

                                         INTRA-ASIA ENTERTAINMENT CORPORATION


                                         By:
                                            ------------------------------------
                                            Michael B. Demetrios
                                            President and Chief Executive
                                            Officer

AGREED TO AND ACCEPTED:

[Name and signature of the Representative.]

                                  PURCHASE FORM

          (To be signed only upon exercise of Representative's Warrant)


                The undersigned, the holder of the foregoing Representative's Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _______________ Shares of Common Stock, $0.001 par value per share (the "Shares"), of INTRA-ASIA ENTERTAINMENT CORPORATION and tenders herewith payment of the Exercise Price in full, in the amount of $_________, and requests that the certificates for the Shares be issued in the name(s) of, and delivered to _________________, whose address(es) is (are):




Dated:                 ,
        ---------------  ----

                                            By:
                                               --------------------------------

                                            -----------------------------------

                                            -----------------------------------
                                            Address

                                  TRANSFER FORM

          (To be signed only upon transfer of Representative's Warrant)



        For value received, the undersigned hereby sells, assigns, and transfers unto ______________________________ the right to purchase Shares represented by the foregoing Representative's Warrant to the extent of __________ Shares, and appoints _________________________ attorney to transfer such rights on the books of _________________ ____________, with full power of substitution in the premises. The undersigned represents and warrants that each transferee is a permitted transferee under paragraph 3 of the Representative's Warrant.




Dated:                 ,
        ---------------  ----

                                            By:
                                               --------------------------------

                                            -----------------------------------

                                            -----------------------------------
                                            Address



        The undersigned transferee agrees to be bound by all of the terms and conditions of the Representative's Warrant.

                                            [Name, date and signature of
                                            transferee]